SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 15, 2001
Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10962	95-3797580

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD
CARLSBAD, CA 92008-8815
(Address of Principal Executive Offices)

(760) 931-1771
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

      On May 15, 2001, Callaway Golf Company issued a press release captioned as follows:

“Ron Drapeau Appointed President and CEO of Callaway Golf as Ely Callaway Announces Retirement; Founder Remains as Chairman of the Board ”

      A copy of the press release is attached to this report as Exhibit 99.1. The Press Release is hereby incorporated herein with the same force and effect as if fully set forth herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            99.1    Press Release, dated May 15, 2001, of Callaway Golf Company.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2001	CALLAWAY GOLF COMPANY

	By:	/S/ STEVEN C. MCCRACKEN

Steven C. McCracken Senior Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 15, 2001, of Callaway Golf Company.